SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  September 27, 2000
--------------- -------------------
(Date of earliest event reported)

Commission File No.: 333-68951



                       GE Capital Mortgage Services, Inc.
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        New Jersey                                     21-0627285
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(States of Incorporation)                 (I.R.S. Employer Identification Nos.)



Three Executive Campus
Cherry Hill, New Jersey                                         08002
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Addresses of principal executive offices                        (Zip Codes)



                                 (856) 661-6100
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               Registrants' Telephone Numbers, including area code



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            (Former names, former addresses and former fiscal years,
                         if changed since last report)

ITEM 5.     Other Events
            ------------

            Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Banc of America Securities LLC.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------------                       -----------

        (99)                            Computational Materials
                                        prepared by Banc of America
                                        Securities LLC in connection
                                        with GE Capital Mortgage
                                        Services, Inc., REMIC Mortgage
                                        Pass-Through  Certificates, Series
                                        2000-12.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GE CAPITAL MORTGAGE SERVICES, INC.


September 27, 2000

                                          By:  /s/ Al Gentile
                                             -----------------------------------
                                          Name:    Al Gentile
                                          Title:   Designated Officer

                                INDEX TO EXHIBITS
                                -----------------

                                                                   Paper (P) or
Exhibit No.                  Description                          Electronic (E)
-----------                  -----------                          --------------

   (99)                      Computational Materials                     P
                             prepared by Banc of America
                             Securities LLC in connection
                             with GE Capital Mortgage Services,
                             Inc., REMIC Mortgage Pass-Through
                             Certificates, Series 2000-12.